Investor Presentation November 2024 Exhibit 99.2 NYSE: PHX

This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”).  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.   Cautionary Statement Regarding Forward-Looking Statements  This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices.  Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov.  Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA is a supplemental non-GAAP measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “Adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX references Adjusted EBITDA in this presentation because it recognizes that certain investors consider Adjusted EBITDA a useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA has limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty  to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s  estimated  proved reserves as of December 31, 2023, referenced in this presentation were prepared by Cawley, Gillespie and Associates, Inc, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Source: Company information and Enverus 1 Based on $3.69 per share as of 10/25/2024 and 37.5 million shares outstanding on a fully diluted basis  as of 9/30/2024 2 Market Cap plus debt of $27.8 million minus cash on hand of $2.6 million as of 9/30/2024 3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base.  See Non-GAAP reconciliation in Appendix 4 Based on $0.16 annualized Dividend per share  5 Total Debt / TTM Adjusted EBITDA; See Non-GAAP Reconciliation in Appendix 6 See Non-GAAP reconciliation in Appendix  7 3P Reserves per 12/31/2023 CGA report proforma acquisitions, divestitures, and activity as of 9/30/2024 at 9/30/2024 SEC price deck of $77.21 per bbl of oil, $21.97 per bbl of NGL, $2.13 per mcf of gas (proved volume weighted average price)  8 As of 9/30/2024; average royalty rate of ~16%; PHX also owns 169,056 unleased net mineral acres  9 At mid-point of production outlook (see page 10)   Company Snapshot Key Statistics Market Cap1 $138.3 Enterprise Value2 $163.5 Liquidity3 $27.1 Dividend Yield4 4.3% Leverage5 1.36x LTM Adjusted EBITDA6 $20.4 LTM Discretionary Cash Flow Yield6 ~13% LTM ROCE6 ~7% Percent of 3P Reserves – Natural Gas7 ~77% Net Leased Royalty Acres8 88,637 Sustainable Organic Royalty Production Growth MMCFE Outlook9 3 $ in millions CAGR: ~28%

Strategy Execution Goals Set in early 2020 Achievements Through Sept. 30, 2024 High Grade Asset Base Grow royalty production Increase inventory of undeveloped locations Improve operating margins Exit working interest assets Royalty production volumes up ~278% 2P royalty reserves up ~151% Completed ~$137 million in mineral acquisitions Built a 10+ year inventory of mineral locations with line-of-sight to development and conversion to cash flow Increased discretionary cash flow margin from 36% to 56% Divested ownership in 1,380 working interest wellbores Build a strong and sustainable balance sheet Maintained leverage ratio between 1.0x and 1.5x compared to over 2.5x in 2020 Entered into a new and improved commercial bank relationship Become a consolidator in the mineral space Allocate capital to generate the best possible returns to shareholders Mineral acquisitions completed: 86 Focus on smaller acquisition in targeted areas: ~$1.6 million average deal size generates higher returns with less competition Generate return on capital employed (ROCE) Generated annual ROCE1 between 9% and 15% since 2021; up from ~0% in 2019 and 2020 Return profile driven by royalty volume growth associated with new wells converting from undeveloped locations Improve balance sheet designed to withstand commodity price volatility 1 See Non-GAAP reconciliation in Appendix

Focused in SCOOP and Haynesville Key Operators of PHX Minerals Source: Company info and Enverus 1 Rig data from Enverus as of 9/30/2024 PHX targets areas in key plays with significant active operator development activity Provides line of sight to conversion of undeveloped locations to cash flow

Per Share NAV Continues to Grow 6 Significant improvement in NAV both on an absolute and per share basis (published in every corporate presentation since early 2021) since royalty-only strategy effort began under new management team High grading assets with mineral acquisition program, despite divesting of non-operated working interest, has grown PV10 value and increased NAV per share since change in strategy Below reserve value independently verified by DeGolyer & MacNaughton (2021) and Cawley, Gillespie and Associates, Inc (2022-2024) Total 2P Reserve Value @ PV-10 ($ millions) NAV per Share Net of Debt Next Twelve-Month NYMEX strip for oil and natural gas as of date reserves analysis was compiled (1) Probable locations are currently being developed and converted to Producing (PDP) at an annual rate of approximately 300 gross wells per year (see slide 13, 14 and 15)   (1)

NAV Per Share Net of Debt SEC Pricing1 Strip Pricing2 $80/$5.00 Flat Pricing3 $248 $297 $436 1 3P Reserves per CGA Year End 2023 report proforma acquisitions, divestitures, and activity as of 9/30/2024 at 9/30/2024 SEC price deck of $77.21 per bbl of oil, $21.97 per bbl of NGL, $2.13 per mcf of gas (proved volume weighted average price)  2 3P Reserves per CGA Year End 2023 report proforma acquisitions, divestitures, and activity as of 9/30/2024 at 10/14/2024 STRIP price of WTI/HH 2024: $73.54/$2.71, 2025: $71.23/$3.16, 2026: $68.86/$3.56, 2027: $67.55/$3.61, 2028: $66.78/$3.56, 2029: $66.24/$3.49, 2030: $65.80/$3.42, 2031: $65.44/$3.28, 2032: $65.36/$3.14, 2033: $65.25/$3.06, 2034: $65.16/$3.07, 2035: $65.14/$3.03, 2036+: $65.14/$3.05. 3 3P Reserves per CGA Year End 2023 report proforma acquisitions, divestitures, and activity as of 9/30/2024 flat price deck of $80.00 WTI /$5.00 HH. 4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain, therefore Technical PUDs are not included in PHX’s SEC Proved Reserve Report. However, PHX Technical PUDs  may be PUDs in their respective operator’s reserve report. 5 Scheduled out approximately 10 years for PROB and 15 years for POSS. 6 Un-risked PV-10 less net debt of $25.1 MM as of 9/30/2024 divided by total shares outstanding as of 9/30/2024 Reserve Category PV-10 Value ($mm) SEC1 Strip2 $80 / $5.003 PDP $78.0 $98.3 $151.0 Wells in Progress $10.9 $13.8 $19.8 Permits $2.4 $3.8 $5.7 Total Proved Reserves $91.3 $115.8 $176.6 Technical PUDs4 $47.3 $60.7 $87.5 Adjusted Proved Reserves $138.6 $176.6 $264.1 PROB5 $84.6 $95.8 $136.5 POSS5 $25.2 $25.1 $35.8 Total 3P Reserves $248.4 $297.4 $436.4 NAV per Share Net of Debt Proved PV-10 Per Share6 $1.77 $2.42 $4.04 Adjusted Proved PV-10 Per Share6 $3.03 $4.04 $6.37 2P PV-10 Per Share6 $5.29 $6.59 $10.02 3P PV-10 Per Share6 $5.96 $7.26 $10.97

Royalty Cash Flow Driving Shareholder Value Royalty Production and Realized Natural Gas Price Adjusted EBITDA1 Discretionary Cash Flow Margin2 Return on Capital Employed3 $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A, gain(losses) on asset sales and cash receipts from/payments on off-market derivatives; See Non-GAAP reconciliation in Appendix 2 Calculated as Adjusted EBITDA minus interest expense divided by total oil and gas sales 3 See Non-GAAP reconciliation in Appendix

Stable Balance Sheet & Ample Liquidity Net Debt 1 Percentage Drawn on Credit Facility Advance Rate Debt / Adjusted EBITDA2 (TTM) Liquidity3 $ in millions $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Total debt less cash 2 Total Debt / Adjusted EBITDA;  See Non-GAAP reconciliation in Appendix 3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base; See Non-GAAP reconciliation in Appendix

PHX Operational Outlook 1 See Non-GAAP reconciliation in Appendix Cal. Year 2022 Actual Cal. 2023 YTD Actual Sept. 30, 2024 YTD Actual  Cal. Year 2024 Outlook Mineral & Royalty Production (Mmcfe) 6,613 8,123 6,664 8,700 – 9,100 Working Interest Production (Mmcfe) 3,084 1,256 799 1,000 – 1,200 Total Production (Mmcfe) 9,697 9,379 7,463 9,700 – 10,300 Percentage Natural Gas 78% 80% 81% 79% - 82% Transportation, Gathering & Marketing (per mcfe) $0.63 $0.39 $0.47 $0.40 - $0.50 Production Tax (as % of pre-hedge sales) 4.50% 5.20% 5.70% 5.25% - 6.25% LOE Expenses (on an absolute basis in 000’s) $3,807 $1,599 $921 $1,100 - $1,300 Cash G&A(1) (on an absolute basis in 000’s) $9,900 $9,500 $6,854 $9,500 - $9,900  Calendar 2024 production derived from wells already on production and wells currently being drilled/completed by operators Total corporate volumes forecasted to increase for the first time since 2020 after completing our transition away from non-op working interest

PHX Financial Outlook Note: 1 Assumes no additional sales of working interest wellbores 2 Calculated as EBITDA less interest and cash portion of income tax PHX’s growth strategy has the potential to significantly increase its operating cash flow to over $40 million annually by Fiscal Year 2026; representing a 100% increase from the current run rate Key Assumptions Between 250 / 300 gross  (1.1 / 1.3 net) wells converted to PDP annually in 2024 – 2026 PHX has an 8-year inventory of drilling locations Does not assume additional acquisitions Cash flow used to paydown debt; fully paid down in less than 18 months NYMEX Natural Gas ($/mcf) WTI ($/bbl)

Royalty Reserve Growth Sustainable royalty reserve and production growth through conversion of existing mineral location inventory Royalty Reserves Royalty Production MMCFE CAGR: ~36% MMCFE CAGR: ~28% 1 At mid-point of production outlook (see page 10)

Yearly Conversions To Producing Wells Strong drilling activity on our mineral assets provides sustainable annual royalty production growth Gross Conversions Net Conversions 1 As of 9/30/2024 1 1

Quarterly Near-Term Drilling Inventory Continuous conversion of undrilled location inventory will drive future royalty volume growth Gross Inventory Net Inventory

Royalty Interest Inventory by Basin  Sub-region  Gross PDP Wells1  Net PDP Wells1,3  Undeveloped Locations1 Sub-region PDP Wells Average NRI1 Gross Wells In Progress2 Net Wells in Progress3 Gross Permits Net Permits3 Gross Technical PUDs4 Net Technical PUDs3,4,5 Gross PROB Net PROB3,5 Gross POSS Net POSS3,5 SCOOP 1,208 4.780 84 .351 43 .093 227 0.925 716 2.099 335 1.221 Haynesville 690 3.910 69 .240 32 .100 313 1.029 237 0.678 4 0.003 STACK 410 1.751 13 0.021 4 0.008 71 0.391 170 1.039 58 0.573 Bakken 634 1.860 4 0.001 3 0.003 65 0.233 132 0.826 9 0.146 Arkoma Stack 505 4.551 3 0.015 9 0.030 1 0.001 94 1.710 83 0.924 Fayetteville 1,068  6.420 0 0.000 0 0.000 0 0 0 0 0 0 Other 1,982 16.042 3 0.030 11 0.041 0 0 1 0.000 0 0 Total 6,497 39.314 176  0.658 102 0.275 677 2.579 1,349 6.353 489 2.867 Gross Undeveloped Locations 2,793 2,793 Note: 1 As of 9/30/2024 2 Wells in Progress includes wells currently being drilled and wells waiting on completion 3 Net interest on wells are internal estimates and subject to confirmation from operator 4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain. PHX Technical PUDs are most likely PUDs in their respective operator’s reserve report. 5 Technical PUDs, PROB, and POSS net wells assume 10,000 ft. laterals 2 Continuous conversion of undrilled location inventory will drive future royalty volume growth

Analyst Coverage Firm Analyst Contact Johnson Rice Charles Meade cmeade@jrco.com Alliance Global Partners Jeff Grampp jgrampp@allianceg.com Northland Securities Donovan Schafer dschafer@northlandcapitalmarkets.com

Appendix

Company Leadership Management Team Title Years with Company Experience Chad Stephens President, CEO and Board Director 5 CEO for PHX since 2019 SVP –Corporate Development of Range Resources for 30 years until retiring in 2018 B.A. in Finance and Land Management from University of Texas Ralph D’Amico Executive Vice President, CFO 5 CFO for PHX since 2020 20 years of investment banking experience Bachelor’s in Finance from University of Maryland; MBA from George Washington University Chad True S.V.P. of Accounting 4 >16 years of accounting experience Audit and accounting positions with Grant Thornton LP, Tiptop Oil & Gas and Wexford Capital LP B.S. and Masters in Accounting from Oklahoma State University Danielle Mezo V.P. of Engineering 4 >15 years reservoir engineer experience Reservoir engineer, acquisitions, and corporate planning positions at SandRidge Energy B.S. in Petroleum Engineering from University of Oklahoma and licensed Professional Engineer Kenna Clapp V.P. of Land 4 >15 years of land experience Various land positions with Chesapeake Energy in Haynesville, Eagleford, Mid-Continent and Barnett shales B.S. in Accounting and Finance from Oklahoma State University; JD from Oklahoma City University Taylor McClain V.P. of Geology <1 >10 years of experience across multiple basins including Appalachia, Haynesville, Permian and Mid-Continent Various exploration and production Geologist positions with Range Resources, UBS and Redfield Energy B.S. in Geoscience from Pennsylvania State University and a Masters in Geology from West Virginia University Board of Directors Title Years with Company Experience Mark T. Behrman Chairman 7 CEO of LSB Industries, Inc. since 2018 Managing Director and Head of Investment Banking of the Industrial and Energy Practices of Sterne Agee from 2007 to 2014 MBA in Finance from Hofstra University and B.S. in Accounting, Minor in Finance from Binghamton University Glen A. Brown Director 3 SVP – Exploration for Continental Resources from 2015 through 2017 Exploration manager for EOG Resources Midcontinent from 1991 through 2003 Bachelor’s in Geology from State University of New York; Master’s in Geology from New Mexico State University in Las Cruces Lee M. Canaan Director 8 Founder and portfolio manager of Braeburn Capital Partners, LLC Board member for EQT Corporation and Aethon Energy, LLC Bachelor’s in Geological Sciences from USC, Master’s in Geophysics from UT-Austin, and MBA in Finance from Wharton Steven L. Packebush Director 2 Founder and partner in Elevar Partners, LLC President of Koch Ag & Energy Solutions upon his retirement in 2018 after 30 years with the company Bachelor’s in agricultural economics from Kansas State John H. Pinkerton Director 3 CEO of Range Resources Corporation from 1992 through 2012 Executive Chairman and Chairman of Board of Directors for Encino Energy from 2017 through 2022 B.A. in Business Administration from Texas Christian University; Master’s from the University of Texas at Arlington

Scoop Haynesville Bakken Stack Arkoma Fayetteville Other Total Production Mix Net Production (MMcfe/d)1,3 4.43 12.97 1.08 2.86 1.08 0.90 2.53 25.85 Leased Net Royalty Acres1,2 9,604 8,623 4,026 6,691 9,839 8,394 41,460 88,637 Permits on File1 43 32 3 4 9 - 11 102 Rigs Running on PHX Acreage4 9 4 1 2 - - 2 18 Rigs Running Within 2.5 miles of  PHX Acreage4 12 20 13 12 - - 13 70 Key Operators 1 As of 9/30/2024 2 PHX average royalty rate of ~16%; PHX also owns 169,056 unleased net mineral acres 3 Includes both royalty and working interest production  4 Rig data from Enverus as of 9/30/2024 Portfolio Overview by Basin 29%

TRINITY | BYRD 23-26-35 | 3 WELL AVG 1st Prod                3/2024                   PHX NRI 0.410% LL          10,450’    IP24hr  18.2 MMCFPD NRM PROP     4,200 #/FT IP30    12.5 MMCFPD CHESAPEAKE  |  ARK 9&16&21-15-16HC 001 1st Prod                1/2024                   PHX NRI 0.563% LL          12,500’    IP24hr  30.7 MMCFPD NRM PROP     3,900 #/FT IP30    25.9 MMCFPD Texas / Louisiana Haynesville Update Notable Well Results CHESAPEAKE | L 14-23-26-35 HC 001 1st Prod                3/2024                   PHX NRI 0.416% LL          10,450’    IP24hr  39.5 MMCFPD NRM PROP     4,200 #/FT IP30    32.2 MMCFPD AETHON  |  BURNS FOREST / MOJO MINERALS DSU | 5 WELL AVG 1st Prod                1/2024                   PHX NRI 4.667% LL          9,800’    IP24hr  21.8 MMCFPD NRM PROP     4,700 #/FT IP30    11.7 MMCFPD Source: Company info and Enverus 1 As of 9/30/2024 2 Wells in Progress includes wells currently being drilled and wells waiting on completion 3 Active natural gas and oil horizontal permits filed  4 Rig data from Enverus as of 9/30/2024 Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows Since 2019, core development areas have been extended as new completion designs have lowered breakevens Key Operators: Aethon, Trinity, Chesapeake, Silverhill, Blue Dome and Paloma PHX TX / LA AOI Haynesville Ownership1: 7,564 NRA (total PHX Haynesville ownership 8,623 NRA)  Gross Wells In Progress on PHX1,2: 54 (total PHX Haynesville gross active WIPs 69) Gross Active Permits on PHX1,3: 32 (total PHX Haynesville gross active permits 32) Total Active Rigs in TX / LA AOI4: 23 1 2 3 4 1 2 4 3

AETHON |  ATTOYAC RIVER GAS UNIT | 4 WELL AVG 1st Prod                10/2023                   PHX NRI 0.286%5 LL          6,400’    IP24hr  21.1 MMCFPD NRM PROP     4,500 #/FT IP30    12.5 MMCFPD AETHON | ATTOYAC RIVER - SCOGGINS GAS UNIT | 3 WELL AVG 1st Prod                10/2023                   PHX NRI 0.184% LL          8,600’    IP24hr  22.8 MMCFPD NRM PROP     4,500 #/FT IP30    15.3 MMCFPD AETHON  | CLARK – ARMSTRONG UNIT | 5 WELL AVG 1st Prod                5/2024                   PHX NRI 0.138% LL          10,900’    IP24hr  16.8 MMCFPD NRM PROP     4,400 #/FT IP30    11.6 MMCFPD AETHON  |  SILVER HAMMER / PATZAKIS | 4 WELL AVG 1st Prod                6/2023                   PHX NRI 0.490% LL          8,200’    IP24hr  21.8 MMCFPD NRM PROP     4,800 #/FT IP30    15.6 MMCFPD South Texas Haynesville Update Notable Well Results Source: Company info and Enverus 1 As of 9/30/2024 2 Wells in Progress includes wells currently being drilled and wells waiting on completion 3 Active natural gas and oil horizontal permits filed  4 Rig data from Enverus as of 9/30/2024  5 NRIs are internal estimates and are subject to confirmation from operator Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows Since 2019, core development areas have been extended as new completion designs have lowered breakevens Key Operator is Aethon who has been the most active in the Shelby Trough PHX South Texas Haynesville Ownership1: 1,059 NRA (total PHX Haynesville ownership 8,623 NRA) Gross Wells In Progress on PHX1,2: 15 (total PHX Haynesville gross active WIPs 69) Gross Active Permits on PHX1,3: 0 (total PHX Haynesville gross active permits 32) Total Active Rigs in South Texas AOI4: 4 1 2 3 4 1 2 3 4

Springboard III Update Highest resource in-place per DSU in the midcontinent, co-developing the Mississippian Sycamore & Woodford Shale Operators starting to infill existing DSUs; Early results suggest very little to no Parent-Child degradation PHX Springboard III Ownership1: 4,129 NRA Gross Wells In Progress on PHX1,2: 35 Gross Active Permits on PHX1,3: 3 Gross Active Rigs in Springboard III4: 5 Notable Well Results Source: Company info and Enverus 1 As of 9/30/2024 2 Wells in Progress includes wells currently being drilled and wells waiting on completion 3 Active natural gas and oil horizontal permits filed  4 Rig data from Enverus as of 9/30/2024  CONTINENTAL  |  COURBET 7-22-9XHW | WOODFORD 1st Prod      03/2023 PHX NRI                 0.363%        10,700’ IP30 2,340 BOEPD NRM PROP        2,500 #/FT % OIL    52% CONTINENTAL  |  SUNDANCE KID 3-23-26-35XHM |  SYCAMORE  1st Prod      03/2024 PHX NRI              0.473% LL 12,400’ IP30 2,150 BOEPD NRM PROP        2’500 #/FT % OIL 79% CONTINENTAL  |  COURBET 16-15-9XHM |  SYCAMORE 1st Prod                03/2023 PHX NRI                 0.771% LL 11,200’ IP30 3,230 BOEPD NRM PROP       2,500 #/FT % OIL 78% CONTINENTAL  |  HONDO 3-22-15XHM |  SYCAMORE   1st Prod       02/2024 PHX NRI                 2.584% LL      9,900’ IP30 3,400 BOEPD  NRM PROP 2,500 #/FT % OIL 87% 1 2 3 4 1 2 3 4

STACK MERGE SCOOP MERAMEC OSAGE/SYCAMORE WOODFORD SHALE STACK | MERGE | SCOOP The SCOOP is the premier play in Oklahoma with the highest resource in-place and most horizontal objectives The transition between the SCOOP and STACK is the MERGE where the thickness prevents stacked development The primary target in the STACK is the Meramec All 3 regions are sourced by the Woodford and feature >1,350 btu gas and minimal produced water 1 PHX internally plans all undrilled inventory on a section-by-section basis, the above is a representation of the regional estimate of wells per section, however locally some areas will differ MERGE SCOOP STACK A A’ WOODFORD SHALE OSAGE MERAMEC WOODFORD SHALE SYCAMORE MERAMEC STACK MERGE SCOOP A A’ BOOKED LOCATION UNBOOKED LOCATION

Robust Acquisition Process 24 PHX believes that being the aggregator of choice in our core areas is a key component of our strategy Royalties, just like any other hydrocarbon asset class, are naturally depleting assets and reinvestment is required to maintain and grow cash flows over time We target minerals in our core areas (SCOOP and Haynesville) with full analysis of geology and established type curves in order to minimize execution risk Typical profile of acquisitions includes an already producing component as well as royalties that are either in the process of being developed (WIPs) or will be developed over time (locations) by reputable and creditworthy operators to minimize timing risk Focused on active operators in order to minimize development timing risk Our acquisition program targets returns well in excess of our cost of capital (see ROCE) to drive increasing shareholder value IRR Payback MOIC Commodity Pricing Geology Type Curves Title Review Takeaway Capacity Basin Differentials Development Timing Inputs Requirements PHX’s A&D Methodology

Acquisition Summary Acquisitions by Basin by Year (in thousands) Focused on highest quality rock in the SCOOP and Haynesville plays Targeting a mix of production, near term development opportunities via wells in progress and additional upside potential under high quality operators $35.6M in acquisitions in SCOOP and $91.6M in Haynesville since Q1 of 2020 Positioned For Growth Through Acquisitions Total domestic US mineral market estimated at ~$0.5 - 1 trillion(2) Highly fragmented Predominantly owned by private individuals PHX well positioned to be one of the premier consolidators in our core areas Focus on smaller deals increases opportunity set and potential returns Market Opportunity Midpoint (1) : 97% 1 As of 9/30/2024 2 Midpoint of market size estimate range. Based on production data from EIA and spot price as of 03/31/2021. Assumes 20% of royalties are on Federal lands and there is an average royalty burden of 18.75%. Assumes a 10x multiple on cash flows to derive total market size. Excludes NGL value and overriding royalty interests 3 Enterprise values of PHX, DMCP, KRP, BSM, STR and VNOM as of 03/31/2023

Acquisition History All acreage currently owned in the Haynesville and predominately all acreage currently owned in Springboard III area of interest was acquired under current management team’s guidance Source: Company information and Enverus; Map of active rigs as of 9/30/2024 1 As of 9/30/2024 1 1

Natural Gas – Continued Demand Growth Natural Gas Electrical Generation1 Monthly Electrical Generation by Fuel Type1 Natural Gas Consumption1 1 Source: EIA Natural gas demand from power generation continues to increase and dominate the power stack; increase in solar and wind are coming at the expense of coal 20 additional gas fired power plants with total capacity of 7.7 GW expected to come online in 2024 – 2025 LNG export capacity expected to increase as projects under construction come online in second half of 2024 and in 2025

Natural Gas – Surging LNG Demand Forecasted U.S. Export Annual Volume Growth1 Large Scale Approved Liquefaction Facilities 1 Current LNG export capacity is fully committed North America liquefied natural gas capacity is on track to more than double between 2024 and 2028 (US 9.7 Bcf/d, Canada 2.5 Bcf/d and Mexico 0.8 Bcf/d) US exported more LNG in 2023 than any other country; increasing exports 12% compared to 2022 Source: EIA. 1 Capacity based on baseload nameplate capacity 2 Expected online in 2H 2025 – 1H 2026 3 Expected online by end of 2024 4 Expected online in 2026 5 Expected online 2027 6 Expected online 2027 / 2028

Current Hedge Position Mix of collars and swaps designed to provide upside exposure while protecting downside risk Note: Volumes hedged through 10/26/2024 Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Reconciliation of Non-GAAP Financial Measures